UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2019

PARSLEY ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street Suite 3000 Austin, Texas 78701
(Address of principal executive offices) (Zip Code)

(737) 704-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
Parsley Energy, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) on May 24, 2019 for the following purposes: (1) to elect to the Company’s Board of Directors three Class II directors, each of whom will hold office until the 2022 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal; (2) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (3) to approve, on a non-binding advisory basis, the Company’s named executive officer compensation for the fiscal year ended December 31, 2018. Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2019.

At the close of business on April 1, 2019, the record date for the 2019 Annual Meeting, 280,572,240 shares of the Company’s Class A common stock and 36,122,731 shares of the Company’s Class B common stock were outstanding and entitled to vote at the 2019 Annual Meeting.
Proposal 1 - Election of Directors

Each of the three nominees for Class II director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
William Browning	250,354,043	5,160,883	565,500	13,714,746
David H. Smith	228,668,189	26,847,136	565,101	13,714,746
Jerry Windlinger	252,140,737	3,375,158	564,531	13,714,746
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
269,025,922	163,443	605,807
Proposal 3 - Approval of Named Executive Officer Compensation

The Company’s named executive officer compensation for the fiscal year ended December 31, 2018 was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
249,718,008	5,742,844	619,574	13,714,746

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel
Dated: May 28, 2019